©2015 Accretive Health Inc.1 Financial Results Conference Call Exhibit 99.2 EDITABLE CONTENT August 5, 2015

©2015 Accretive Health Inc.2 Safe Harbor This presentation contains forward-looking statements, including statements regarding the Company’s strategic review process and its ability to generate specified levels of cash from contracting activities. All forward-looking statements contained in this presentation involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward-looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on June 23, 2015, and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, filed with the SEC on August 5, 2015. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward-looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

©2015 Accretive Health Inc.3 Emad Rizk, M.D. President & CEO

©2015 Accretive Health Inc.4 Executive Summary square4 Company is now current with SEC filings; 2Q’15 10-Q filed on a timely basis square4 Internal performance indicators continue to improve square4 Committed as ever to serving all our customers square4 New shared services center in Michigan square4 On track to deliver at lower end of $30-40 million net cash generated in 2015 square4 Strategic review process

©2015 Accretive Health Inc.5 Peter Csapo Chief Financial Officer & Treasurer

©2015 Accretive Health Inc.6 Non-GAAP Measures Gross Cash Generated from Customer Contracting Activities GAAP revenue plus change in deferred customer billings Net Cash Generated from Customer Contracting Activities GAAP net income less interest, taxes, depreciation and amortization expense, share-based compensation, restatement-related expenses, reorganization-related expenses and certain non-recurring items, plus change in deferred customer billings We use two non-GAAP measures to supplement GAAP measures

©2015 Accretive Health Inc.7 From RCM Contract to Cash to GAAP Revenue Deferred customer billings include the portion of services delivered which have not yet met revenue recognition criteria

©2015 Accretive Health Inc.8 2Q’15 Results (Non-GAAP) ($ in millions) 2Q’15 2Q’14 y/y chg. % Key change driver(s) Gross Cash Generated $47.2 $56.5 (16.4%) • Customer losses last twelve months• $5.5 million credits to customers Cost of Services $39.7 $44.6 (11.0%) • Lower volumes in PAS business • Infused management optimization initiatives SG&A $14.1 $15.6 (9.7%) • Lower support costs for PAS• Corporate expense restructuring Net Cash Generated $(6.6) $(3.8) n.m. • Combination of above factors CapEx $5.0 $0.5 n.m. • IT investments • New shared services center

©2015 Accretive Health Inc.9 2015 Guidance (Non-GAAP) ($ in millions) 2015 Gross Cash Generated $230 - $240 Cost of Services $150 - $160 SG&A $50 - $60 Net Cash Generated $30 - $40(lower end of range) CapEx $12 - $16 Restatement and other costs (excluding costs related to strategic review process) $6 - $9

©2015 Accretive Health Inc.10 Questions and Answers

©2015 Accretive Health Inc.11 Appendix

©2015 Accretive Health Inc.12 Use of Non-GAAP Financial Measures In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation. These include gross and net cash generated from customer contracting activities, and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) as a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings. Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, restatement-related expense, reorganization-related expense and certain non-recurring items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance. Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities balance in the consolidated balance sheet available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Slide 14 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and slide 15 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

©2015 Accretive Health Inc.13 Consolidated Statement of Operations - GAAP ($ in thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 (Unaudited) (Unaudited) Net services revenue $22,085 $58,975 $33,056 $71,939 Operating expenses: Costs of services 42,762 47,949 84,958 92,881 Selling, general and administrative 20,969 19,458 38,331 36,824 Restatement and other 611 18,760 1,886 54,061 Total operating expenses 64,342 86,167 125,175 183,766 Loss from operations (42,257) (27,192) (92,119) (111,827) Net interest income 69 52 74 152 Loss before income tax provision (42,188) (27,140) (92,045) (111,675) Income tax benefit 15,900 10,341 35,312 40,153 Net loss $(26,288) $(16,799) $(56,733) $(71,522) Net loss per common share: Basic $(0.27) $(0.18) $(0.59) $(0.75) Diluted $(0.27) $(0.18) $(0.59) $(0.75) Weighted average shares used in calculating net loss per common share: Basic 95,941,077 95,753,302 95,915,255 95,738,326 Diluted 95,941,077 95,753,302 95,915,255 95,738,326

©2015 Accretive Health Inc.14 Reconciliation of GAAP revenue to Gross Cash Generated from Customer Contracting Activities ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 GAAP Net Services Revenue: RCM services: net operating fee $9,560 $23,491 $13,170 $24,956 RCM services: incentive fee 6,105 26,964 8,005 29,106 Other service fees 6,420 8,520 11,881 17,877 Net services revenue (GAAP basis) 22,085 58,975 33,056 71,939 Change in deferred customer billings 25,133 (2,513) 69,060 42,011 Gross cash generated from customer contracting activities $47,218 $56,462 $102,116 $113,950 Components of Gross Cash Generated from Customer Contracting Activities: RCM services: net operating fee $27,050 $29,455 $57,239 $64,230 RCM services: incentive fee 14,511 18,487 32,642 31,842 Total RCM services fees 41,561 47,942 89,881 96,072 Other service fees 5,657 8,520 12,235 17,878 Gross cash generated from customer contracting activities $47,218 $56,462 $102,116 $113,950

©2015 Accretive Health Inc.15 Reconciliation of GAAP net income (loss) to Net Cash Generated from Customer Contracting Activities ($ in thousands) Three Months Ended June 30, Six Months Ended June 30, 2015 2014 2015 2014 Net income (loss) $(26,288) $(16,799) $(56,733) $(71,522) Net interest income (69) (52) (74) (152) Income tax benefit (15,900) (10,341) (35,312) (40,153) Depreciation and amortization expense 2,101 1,471 3,818 2,876 Share-based compensation expense 7,807 5,707 13,003 10,467 Restatement and other 611 18,760 1,886 54,061 Adjusted EBITDA (31,738) (1,254) (73,412) (44,423) Change in deferred customer billings 25,133 (2,513) 69,060 42,011 Net cash generated from customer contracting activities $(6,605) $(3,767) $(4,352) $(2,412)